                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          MARKET FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------

     3)   Filing Party:

          ---------------------------------------------

     4)   Date Filed:

          ---------------------------------------------

                          MARKET FINANCIAL CORPORATION
                              7522 HAMILTON AVENUE
                             MT. HEALTHY, OHIO 45231
                                 (513) 521-9772

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 1998 Annual Meeting of Shareholders of Market Financial Corporation ("MFC") will be held at Shuller's Wigwam Restaurant, 6210 Hamilton Avenue, Cincinnati, Ohio 45224, on January 30, 1998, at 10:00 a.m., Eastern Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

                     1. To reelect three directors of MFC for terms expiring in 2000;

                     2. To ratify the selection of Grant Thornton LLP as the auditors of MFC for the current fiscal year; and

                     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of MFC of record at the close of business on December 19, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                           By Order of the Board of Directors





                                           John T. Larimer, President


Mt. Healthy, Ohio
December 29, 1997

                          MARKET FINANCIAL CORPORATION
                              7522 HAMILTON AVENUE
                             MT. HEALTHY, OHIO 45231
                                 (513) 521-9772

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy is being solicited by the Board of Directors of Market Financial Corporation, an Ohio corporation ("MFC"), for use at the 1998 Annual Meeting of Shareholders of MFC to be held at Shuller's Wigwam Restaurant, 6210 Hamilton Avenue, Cincinnati, Ohio 45224, on January 30, 1998, at 10:00 a.m., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the proxy may be revoked by a shareholder by execution of a later dated proxy which is received by MFC before the proxy is exercised or by giving notice of revocation to MFC in writing or in open meeting before the proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

         Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

          FOR the reelection of Robert Gandenberger, John T. Larimer and Edgar
          H. May as directors of MFC for terms expiring in 2000; and

          FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of MFC for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of MFC and The Market Building and Saving Company, a wholly-owned subsidiary of MFC ("Market"), in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting. Such proxies will not be used for any other meeting. The cost of soliciting proxies will be borne by MFC.

         Only shareholders of record as of the close of business on December 19, 1997 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. MFC's records disclose that, as of the Voting Record Date, there were 1,335,725 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to the shareholders of MFC on or about December 29, 1997.

                                  VOTE REQUIRED
                                  -------------

ELECTION OF DIRECTORS

         Under Ohio law and MFC's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the three nominees. No shareholder may cumulate votes in the election of directors.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares of MFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of MFC for the current fiscal year. Shares which are held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to such proposals ("Non-votes") will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the ratification of the selection of Grant Thornton by checking an appropriate block on the Proxy, such person's shares will be voted FOR the ratification of the selection of Grant Thornton and will not be considered Non-votes.


   VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
   ---------------------------------------------------------------------------

         The following table sets forth certain information with respect to the only person known to MFC to own beneficially more than five percent of the outstanding common shares of MFC as of December 1, 1997:


                                        Amount and Nature of          Percent of
 Name And Address                       Beneficial Ownership      Shares Outstanding
 ----------------                       --------------------      -------------------
 First Bankers Trust Company, N.A.
 1201 Broadway                                 106,858                   8.00%
 Quincy, Illinois 62301

  ----------------------------

  (1) Consists of shares held by First Bankers Trust Company, N.A. (the "Trustee"), as the Trustee for the Market Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power over shares that have not been allocated to an ESOP participant and shares that have been allocated to an ESOP participant but as to which no voting instructions are given by the recipient. The Trustee has limited shared investment power over all ESOP shares.

                                       2

         The following table sets forth certain information with respect to the number of common shares of MFC beneficially owned by each director of MFC and Market and by all directors and executive officers of MFC and Market as a group as of December 1, 1997:

                                             Amount and Nature of
                                            Beneficial Ownership
                                    -------------------------------------
                                    Sole Voting and      Shared Voting and        Percent of
Name And Address (1)                Investment Power     Investment Power     Shares Outstanding
--------------------                ----------------     ----------------     ------------------
Robert Gandenberger                           -                 2,500                0.19%
John T. Larimer                          23,450 (2)                 -                1.76
Rae Skirvin Larimer                      21,700 (3)                 -                1.62
Edgar H. May                              5,000                     -                0.37
L. Craig Martin (4)                      28,228                22,200 (5)            3.78
R. C. Meyerenke                               -                 2,500                0.19
Wilbur H. Tisch                           5,000                     -                0.37
Una E. Schaeperklaus (4)                  8,500                     -                0.64
Kathleen A. White                             -                 1,000                0.07
All directors of and
  executive officers
  of MFC and Market as a group
  (11 people)                            95,378                28,200                9.25%

----------------------------

(1) Each of the persons listed in this table may be contacted at the address of MFC.

(2) Does not include 21,700 shares owned by Mr. Larimer's spouse, Rae Skirvin Larimer.

(3)  Does not include 23,450 shares owned by Ms. Larimer's spouse, John T.
     Larimer.

(4) Mr. Martin and Ms. Schaeperklaus are directors of Market but are not directors of MFC.

(5) Includes 20,200 shares owned by Mr. Martin's wife and 2,000 shares owned by Mr. Martin's son.


                      PROPOSAL ONE - ELECTION OF DIRECTORS
                      ------------------------------------

ELECTION OF DIRECTORS

         The Regulations provide for a Board of Directors consisting of seven persons divided into two classes. In accordance with Section 2.02 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of MFC by the later of the October 31st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of MFC owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2000 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                       Director    Director
                                                                        of MFC    of Market
  NAME                         AGE        POSITION(S) HELD             SINCE (2)    SINCE
  ----                         ----       ----------------             ---------    -----
                            (1)
  Robert Gandenberger          69         Director                       1996         -
  John T. Larimer              64         Director and President         1996        1975
  Edgar H. May                 73         Director and Vice President    1996        1992

-----------------------------

(1)      As of December 15, 1997.

(2) Messrs. Gandenberger, Larimer and May became directors of MFC in connection with the conversion of Market from mutual to stock form (the "Conversion") and the formation of MFC as the holding company for Market.


         If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve as directors of MFC after the Annual Meeting for the terms indicated:

                                                            DIRECTOR OF                             DIRECTOR OF
NAME                  AGE (1)      POSITIONS HELD          MFC SINCE (2)       TERM EXPIRES        MARKET SINCE
----                  -------      --------------          -------------       ------------        ------------
Rae Skirvin Larimer     61         Director and Secretary       1996               1999                  -
R.C. Meyerenke          75         Director and Treasurer       1996               1999                1974
Wilbur H. Tisch         82         Director                     1996               1999                  -
Kathleen A. White       40         Director                     1996               1999                  -

-----------------------------
(1)      As of December 15, 1997.

(2)      Each director became a director of MFC in connection with the Conversion.


         ROBERT GANDENBERGER. Mr. Gandenberger retired as Supervisor of the Hamilton County Recorder's Office in 1994. From 1991 to 1994, Mr. Gandenberger served as a director of The Cleves-North Bend Building and Loan Company, an Ohio savings and loan association which merged into Market in December 1995 ("Cleves-North Bend").

         JOHN T. LARIMER. Mr. Larimer, an attorney, has been a director of Market since 1975, President of Market since 1993, Managing Officer of Market since November 1995, and President of MFC since March 1996. Mr. Larimer is Rae Skirvin Larimer's spouse and is a brother-in-law of Una Schaeperklaus, a director of Market.

         RAE SKIRVIN LARIMER. Ms. Larimer has been legal counsel for Market since 1975. From 1979 to 1994, Ms. Larimer served as a director of Cleves-North Bend. Ms. Larimer is John T. Larimer's spouse and the sister of Una Schaeperklaus.

         EDGAR H. MAY. Mr. May has served as a director of Market since 1992 and as Vice President of Market and MFC since January 14, 1997. From 1960 until his retirement in 1994, Mr. May was a broker and partner in Ed May Realty Co., located in Deer Park, Ohio.

         R.C. MEYERENKE. Mr. Meyerenke has served Market as a director since 1974 and as the Secretary and the Treasurer since 1972. From 1974 until his retirement in 1991, Mr. Meyerenke was the Managing Officer of Market.

         WILBUR H. TISCH. Mr. Tisch retired as owner and President of General Metal Works in 1983. Mr. Tisch served as a director of Cleves-North Bend from 1975 to 1994 and as President from 1986 to 1994.

         KATHLEEN A. WHITE. Ms. White has been employed as a real estate title examiner since 1980.

MEETINGS OF DIRECTORS

         MFC was incorporated in April 1996. The Board of Directors of MFC met seven times for regularly scheduled and special meetings during the fiscal year ended September 30, 1997. Each director attended at least 75% of the aggregate of such meetings. No MFC Board of Directors' committee meetings were held during fiscal year 1997.

         The Board of Directors of Market met 14 times for regularly scheduled and special meetings during the fiscal year ended September 30, 1997. Each director attended at least 75% of the aggregate of such meetings.

COMMITTEES OF DIRECTORS

         The Board of Directors of MFC does not have a nominating committee or a compensation committee. Nominees for election to the Board of Directors are selected by the entire Board of Directors.

         The Board of Directors of Market has an Audit Committee, a Compensation Committee and an Executive Committee.

         The Audit Committee is responsible for reviewing and reporting to the full Board of Directors on the independent audit of MFC and reviewing Market's loan files for regulatory compliance and adherence to Market's lending policies. The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Mr. Meyerenke and Ms. Schaeperklaus. The Audit Committee did not meet separately from the full Board of Directors during the fiscal year ended September 30, 1997.

         Market's Compensation Committee is comprised of Messrs. May and Meyerenke and Ms. Schaeperklaus. The function of the Compensation Committee is to make recommendations to the Board of Directors regarding the compensation of Market's executive officers and employees. The Compensation Committee did not meet separately from the full Board of Directors during the fiscal year ended September 30, 1997.

         The members of the Executive Committee are Ms. Schaeperklaus and Messrs. Larimer, Meyerenke and May. The Executive Committee is authorized to act on behalf of the Board of Directors between regular meetings of the Board of Meetings. The Executive Committee met once during the fiscal year ended September 30, 1997.


                               EXECUTIVE OFFICERS
                               ------------------

         The following table sets forth certain information with respect to the current executive officers of MFC:

Name                                         Age(1)               Position(s) Held
----                                        -------               ---------------------
John T. Larimer                                64                 President and Director
Rae Skirvin Larimer                            61                 Secretary and Director
Edgar H. May                                   73                 Vice President and Director
Julie M. Bertsch                               36                 Chief Financial Officer

-----------------------------

(1)      As of December 15, 1997.


         JULIE M. BERTSCH, a Certified Public Accountant, was hired as Chief Financial Officer of MFC and Market in June 1996. Prior to joining MFC, Ms. Bertsch was employed from August 1987 until June 1996 with Grant Thornton, independent certified public accountants.

         For biographical information regarding John T. Larimer, Rae Skirvin Larimer and Edgar H. May, see "PROPOSAL ONE - ELECTION OF DIRECTORS."


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                ------------------------------------------------

EXECUTIVE COMPENSATION

         The following table presents certain information regarding the cash compensation received by the President and Chief Executive Officer of MFC and Market. No other executive officer of MFC or Market received compensation in excess of $100,000 during the fiscal years ended September 30, 1997 and 1996:

                           SUMMARY COMPENSATION TABLE

------------------------- ----------- ---------------------------------
                                            Annual Compensation

                                      ---------------------------------
Name and                     Year        Salary ($)       Bonus ($)
Principal
Position

------------------------- ----------- ----------------- ---------------
John T. Larimer              1997          $94,500 (1)     $4,835
  President and Chief        1996           70,703 (2)
  Executive Officer
------------------------- ----------- ----------------- ---------------

-----------------------------

(1) Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to MFC or Market of providing such benefits to Mr. Larimer was less than 10% of his cash compensation.

(2) Includes salary of $56,078 and directors' fees of $14,625. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Market of providing such benefits to Mr. Larimer was less than 10% of his cash compensation.

DIRECTOR COMPENSATION

         Each director of MFC who is not a director of Market receives an annual fee of $10,000. Each director of Market currently receives a fee of $19,500 per year. Mr. Larimer does not receive director's fees from MFC or Market.

EMPLOYMENT AGREEMENTS

         On April 1, 1997, Market entered into an employment agreement with Mr. Larimer (the "Employment Agreement").

         The Employment Agreement provides for a term of three years, a salary of not less than $94,500 and a performance review by the Board of Directors not less often than annually. The Employment Agreement also provides for the inclusion of Mr. Larimer in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible.

         The Employment Agreement is terminable by Market at any time. In the event of termination by Market for "just cause," as defined in the Employment Agreement, Mr. Larimer will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Market before the end of the term of the Employment Agreement other than for just cause, or in connection with a "change of control," as defined in the Employment Agreement, Mr. Larimer will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which Mr. Larimer becomes employed full-time by another employer.

         The Employment Agreement also contains provisions with respect to the occurrence of the following within one year of a "change of control": (1) the termination of employment of Mr. Larimer for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement;
(2) a material change in the capacity or circumstances in which Mr. Larimer is employed; or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement. In the event of any such occurrence, Mr. Larimer will be entitled to receive an amount equal to three times his average annual compensation for the three taxable years immediately preceding the termination of employment. In addition, Mr. Larimer will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which Mr. Larimer may receive under such provisions, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and an amount that will not violate applicable restrictions of the Office of Thrift Supervision (the "OTS"). A "change of control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 25% or more of the voting stock of Market or MFC, the control of the election of a majority of the directors of Market or MFC or the exercise of a controlling influence over the management or policies of Market or MFC.

CERTAIN TRANSACTIONS

         In accordance with OTS regulations, Market makes loans to executive officers and directors of Market and MFC in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. All outstanding loans to executive officers and directors during the last two fiscal years were made pursuant to such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

         Rae Skirvin Larimer, the spouse of John T. Larimer and director of MFC, serves as general counsel to Market. During the fiscal year ended September 30, 1997, Market paid $20,000 in legal fees to Ms. Larimer for her services. Ms. Larimer does not serve as legal counsel to MFC.


                      PROPOSAL TWO - SELECTION OF AUDITORS
                      ------------------------------------

         The Board of Directors has selected Grant Thornton as the auditors of MFC and Market for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS
                   -------------------------------------------

         Any proposals of shareholders intended to be included in the proxy statement for the 1999 Annual Meeting of Shareholders of MFC should be sent to MFC by certified mail and must be received by MFC not later than August 31, 1998.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                           By Order of the Board of Directors




                                           John T. Larimer, President

Mt. Healthy, Ohio
December 29, 1997

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          MARKET FINANCIAL CORPORATION

        MARKET FINANCIAL CORPORATION 1998 ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 30, 1998

         The undersigned shareholder of Market Financial Corporation ("MFC") hereby constitutes and appoints Julie M. Bertsch and Kathleen A. White, or either of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of MFC to be held at Shuller's Wigwam Restaurant, 6210 Hamilton Avenue, Cincinnati, Ohio 45224, on January 30, 1998, at 10:00 a.m. local time (the "Annual Meeting"), all of the shares of MFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy
Statement:

1.       The election of three directors:

               FOR all nominees                        WITHHOLD authority to
                listed below                           vote for all nominees
      [    ]   (except as marked to the    [    ]      listed below:
                     contrary below):

                                         Robert Gandenberger
                                         John T. Larimer
                                         Edgar H. May

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

------------------------------------------------------------------------------



2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of MFC for the current fiscal year.


    [  ]  FOR                   [   ]    AGAINST           [    ]   ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1998 Annual Meeting of Shareholders of MFC and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                            Signature


----------------------------                ------------------------------
Print or Type Name                                   Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.

                                       2